UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07810

Exact name of registrant as specified in charter:	Delaware Investments® Colorado
Municipal Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	December 31, 2013

Item 1. Schedule of Investments.

Schedule of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.
December 31, 2013 (Unaudited)

	Principal	Value
	Amount°	(U.S. $)
Municipal Bonds - 141.70%
Corporate-Backed Revenue Bond - 1.32%
Public Authority of Colorado Energy
Natural Gas Revenue
Series 2008 6.50% 11/15/38	750,000	$877,665
		877,665
Education Revenue Bonds - 24.53%
Colorado Educational & Cultural
Facilities Authority Revenue
(Academy Charter School Project)
5.50% 5/1/36 (SGI)	1,720,000	1,736,615
(Bromley Charter School Project)
5.25% 9/15/32 (SGI)	3,245,000	3,256,552
(Charter School - Community
Leadership Academy)
7.45% 8/1/48	500,000	505,640
(Littleton Charter School Project)
4.375% 1/15/36 (ASSURED GTY)	1,200,000	1,058,796
(Student Housing - Campus Village
Apartments) 5.00% 6/1/23	1,065,000	1,133,480
Colorado School of Mines
Series B 5.00% 12/1/42	2,500,000	2,559,500
Colorado State Board of Governors
(University Enterprise System)
Series A 5.00% 3/1/39	10,000	10,405
University of Colorado
5.00% 6/1/31	3,185,000	3,417,155
Series A 5.00% 6/1/33	1,000,000	1,064,860
Series A 5.375% 6/1/38	750,000	820,755
Western State College
5.00% 5/15/34	750,000	771,645
		16,335,403
Electric Revenue Bonds - 4.35%
Colorado Springs Utilities System
Improvement Revenue
Series C 5.50% 11/15/48	750,000	804,945
Platte River Power Authority
Series HH 5.00% 6/1/28	1,500,000	1,674,180
Puerto Rico Electric Power Authority
Series TT 5.00% 7/1/37	685,000	419,932
		2,899,057
Healthcare Revenue Bonds - 40.14%
Aurora Hospital Revenue
(Children’s Hospital Association
Project) Series A 5.00% 12/1/40	4,000,000	3,927,234
Colorado Health Facilities Authority
Revenue
(Boulder Community Hospital
Project) 5.00% 10/1/32	500,000	507,935
(Catholic Health Initiatives)
Series A 5.00% 7/1/39	750,000	730,493
(Catholic Health Initiatives)
Series A 5.00% 2/1/41	2,400,000	2,322,096
Series A 5.25% 2/1/33	1,625,000	1,646,499
Series C-1 5.10% 10/1/41 (AGM)	1,000,000	1,002,040
Series D 6.125% 10/1/28	750,000	839,948
(Christian Living Community
Project)
6.375% 1/1/41	615,000	624,225
Series A 5.75% 1/1/37	885,000	875,539
(Covenant Retirement Communities
Inc.)
Series A 5.00% 12/1/33	1,000,000	916,680
Series A 5.75% 12/1/36	1,000,000	967,210
(Evangelical Lutheran Good
Samaritan Society)
5.00% 6/1/28	1,250,000	1,253,200
5.50% 6/1/33	2,000,000	2,043,380
5.625% 6/1/43	1,000,000	1,007,210
(Healthcare Facilities - American
Baptist) 8.00% 8/1/43	500,000	490,240
(National Jewish Health Project)
5.00% 1/1/27	500,000	498,815
(Sisters of Charity of Leavenworth
Health System) Series A
5.00% 1/1/40	4,750,000	4,702,263
(Total Long-Term Care) Series A
6.00% 11/15/30	400,000	415,572
Denver Health & Hospital Authority
Health Care Revenue
(Recovery Zone Facilities)
5.625% 12/1/40	750,000	753,795
University of Colorado Hospital
Authority Revenue
Series A 5.00% 11/15/37	500,000	496,180
Series A 6.00% 11/15/29	650,000	712,595
		26,733,149
Housing Revenue Bonds - 0.50%
Colorado Housing & Finance Authority
(Single Family Mortgage - Class 1)
Series A
5.50% 11/1/29 (FHA) (VA) (HUD)	325,000	337,256
		337,256
Lease Revenue Bonds - 9.49%
Aurora Certificates of Participation
Series A 5.00% 12/1/30	630,000	668,808
Colorado Building Excellent Schools
Today Certificates of Participation
Series G 5.00% 3/15/32	2,000,000	2,089,620
Glendale Certificates of Participation
5.00% 12/1/25 (SGI)	1,500,000	1,569,075

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Schedule of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

	Principal	Value
	Amount°	(U.S. $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Pueblo County Certificates of
Participation
(County Judicial Complex Project)
5.00% 9/15/42 (AGM)	2,000,000	$1,993,800
		6,321,303
Local General Obligation Bonds - 16.60%
Arapahoe County School District No. 1
Englewood
5.00% 12/1/31	2,935,000	3,155,066
Arapahoe County School District No. 5
Cherry Creek
5.00% 12/15/16	1,195,000	1,351,294
Boulder Larimer & Weld Counties St.
Vrain Valley School District No.
Re-1J
5.00% 12/15/33	750,000	818,798
Central Colorado Water Conservancy
District
(Limited Tax) 5.00% 12/1/33	750,000	777,878
Denver City & County
(Better Denver & Zoo) Series A
5.00% 8/1/25	650,000	731,075
(School District No. 1)
4.00% 12/1/28	1,250,000	1,266,138
Denver International Business Center
Metropolitan District No. 1
5.00% 12/1/30	650,000	656,403
Jefferson County School District No.
R-1
5.25% 12/15/24	750,000	882,353
Pueblo County School District No. 70
5.00% 12/1/31	500,000	531,770
Rangely Hospital District
6.00% 11/1/26	750,000	816,810
Sand Creek Metropolitan District
5.00% 12/1/31 (SGI)	70,000	66,193
		11,053,778
Pre-Refunded/Escrowed to Maturity Bonds - 15.22%§
Adams & Arapahoe Counties Joint
School District No. 28J (Aurora)
6.00% 12/1/28-18	600,000	737,298
Colorado Health Facilities Authority
Revenue
(Evangelical Lutheran Good
Samaritan Society) Series A
6.125% 6/1/38-14	750,000	768,533
Colorado State Board of Governors
Series A 5.00% 3/1/39-19	690,000	812,344
Colorado Water Resources & Power
Development Authority Revenue
(Parker Water & Sanitation District)
Series D
5.125% 9/1/34-14 (NATL-RE)	1,500,000	1,549,725
Series D
5.25% 9/1/43-14 (NATL-RE)	2,000,000	2,067,960
Regional Transportation District
Revenue
(FasTracks Project)
Series A
4.375% 11/1/31-16 (AMBAC)	1,250,000	1,384,338
Series A
5.00% 11/1/28-16 (AMBAC)	2,500,000	2,814,425
		10,134,623
Special Tax Revenue Bonds - 20.10%
Denver Convention Center Hotel
Authority Revenue
5.00% 12/1/35 (SGI)	2,875,000	2,774,691
Guam Government Business Privilege
Tax Revenue
Series A 5.125% 1/1/42	435,000	428,954
Series A 5.25% 1/1/36	565,000	567,565
Puerto Rico Sales Tax Financing
Corporation Revenue First
Subordinate
Series A 5.50% 8/1/37	700,000	502,404
Series C 6.00% 8/1/39	500,000	375,340
Regional Transportation District
Revenue
Series A 5.375% 6/1/31	460,000	485,213
(Denver Transit Partners)
6.00% 1/15/41	2,175,000	2,217,260
(FasTracks Project)
Series A 4.50% 11/1/36 (AGM)	1,500,000	1,502,535
Series A 5.00% 11/1/38	4,085,000	4,272,216
Tallyns Reach Metropolitan District
No. 3
(Limited Tax Convertible)
5.125% 11/1/38	295,000	260,137
		13,386,315
Transportation Revenue Bonds - 4.83%
Denver City & County Airport System
Revenue
Series A 5.25% 11/15/36	750,000	774,795
Series B 5.00% 11/15/27	1,000,000	1,067,290
Series B 5.00% 11/15/28	1,000,000	1,059,460
E-470 Public Highway Authority
Series C 5.25% 9/1/25	310,000	318,125
		3,219,670

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	Principal	Value
	Amount°	(U.S. $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds - 4.62%
City of Aurora Water Revenue
First Lien Series A
5.00% 8/1/36 (AMBAC)	2,000,000	$2,045,560
Parker Water & Sanitation District
Revenue
5.00% 8/1/43	1,000,000	1,030,930
		3,076,490
Total Municipal Bonds
(cost $94,291,904)		94,374,709

Short-Term Investment - 1.25%
Variable Rate Demand Note - 1.25%¤
Colorado State Educational & Cultural
Facilities Authority Revenue Series
D-7 (National Jewish Federation
Bond Program)
0.02% 2/1/35 (LOC - JPMorgan
Chase Bank N.A.)	835,000	835,000

Total Short-Term Investment
(cost $835,000)		835,000

Total Value of Securities - 142.95%
(cost $95,126,904)		95,209,709
Liquidation Value of Preferred
Stock - (45.04%)		(30,000,000)
Receivables and Other Assets Net
of Liabilities - 2.09%		1,392,914
Net Assets - 100.00%		$66,602,623
____________________
¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit,a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of Dec. 31, 2013.
°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
§	Pre-refunded bonds.Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 4 in “Notes.”

Summary of abbreviations:
AGM - Insured by Assured Guaranty Municipal Corporation
AMBAC - Insured by AMBAC Assurance Corporation
ASSURED GTY - Insured by Assured Guaranty Corporation
FHA - Federal Housing Administration
HUD - Housing and Urban Development Section 8
LOC - Letter of Credit
NATL-RE - Insured by National Public Finance Guarantee
Corporation
SGI - Insured by Syncora Guarantee Inc.
VA - Veterans Administration Collateral

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Notes

Delaware Investments® Colorado Municipal Income Fund, Inc.

December 31, 2013 (Unaudited)

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments Colorado Municipal Income Fund, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (March 31, 2010–March 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments

At Dec. 31, 2013, the cost of investments federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At Dec. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of Investments	$94,126,904
Aggregate unrealized appreciation	$2,212,336
Aggregate unrealized depreciation	(2,129,531)
Net unrealized appreciation	$82,805

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 -	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 -	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 -	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs.The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

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Notes

Delaware Investments® Colorado Municipal Income Fund, Inc.

2. Investments (continued)
The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Dec. 31, 2013:

Level 2
Municipal Bonds	94,374,709
Short-Term Investments	835,000

Total	$95,209,709

During the period ended Dec. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

3. Preferred Stock

On November 15, 2011, the Fund, issued $30,000,000 Series 2016 Variable Rate MuniFund Term Preferred (VMTP) Shares, with $100,000 liquidation value per share in a privately negotiated offering. Proceeds from the issuance of VMTP Shares, net of offering expenses, were invested in accordance with the Fund’s investment objective. The VMTP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

The Fund is obligated to redeem its VMTP Shares on Dec. 1, 2016, unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of a premium until Dec. 1, 2013, and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on the VMTP Shares are set weekly, subject to adjustments in certain circumstances.

The Fund uses leverage because its managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt the Fund’s overall performance.

Leverage may also cause the Fund to incur certain costs. In the event that the Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings and Moody’s Investors Service (Moody’s), funding dividend payments or funding redemptions), the Fund will pay additional fees with respect to the leverage.

4. Geographic, Credit and Market Risk

The Fund concentrates its investments in securities issued by municipalities, mainly in Colorado, and may be subject to geographic concentration risk. In addition, the Fund has the flexibility to invest in issuers in Puerto Rico, the U.S. Virgin Islands, and Guam whose bonds are also free of federal and individual state income taxes. The value of the Fund’s investments may be adversely affected by new legislation within the state or territory, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At Dec. 31, 2013, 24% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s (S&P) and/or Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding”. “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

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The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Dec. 31, 2013, there were no Rule 144A securities held by the Fund and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

5. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2013 that would require recognition or disclosure in the Fund’s schedule of investments.

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Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: